UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2002

OM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

52-1736882
(I.R.S. Employer Identification Number)

Tower City
50 Public Square
Suite 3500
Cleveland, Ohio 44113-2204
(Address of principal executive offices)
(Zip code)

(216) 781-0083
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Statement under Oath of James P. Mooney, Chief Executive Officer of OM Group, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement under Oath of Thomas R. Miklich, Chief Financial Officer of OM Group, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9. Regulation FD Disclosure

         On August 9, 2002, OM Group, Inc. submitted to the Securities and Exchange Commission (“SEC”) the Statements under Oath of the Principal Executive Officer and the Principal Financial Officer in accordance with the SEC’s June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934. These statements are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc. (Registrant)

Date: August 9, 2002	/s/ Thomas R. Miklich Name: Thomas R. Miklich Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Statement under Oath of James P. Mooney, Chief Executive Officer of OM Group, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2	Statement under Oath of Thomas R. Miklich, Chief Financial Officer of OM Group, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.